Exhibit 10.12.8

AMENDMENT NO. 5

to the

AMENDED AND RESTATED ADDENDUM to

FINE PAPERS SUPPLY AGREEMENT

between

PHILIP MORRIS USA INC.

and

SCHWEITZER-MAUDUIT INTERNATIONAL, INC.

This Amendment No. 5, effective December 31, 2004, is by and between Philip Morris USA Inc. (formerly Philip Morris Incorporated), a Virginia corporation doing business as Philip Morris U.S.A. (“Buyer”), and Schweitzer-Mauduit International, Inc., a Delaware corporation (“Seller”).

RECITALS

                Whereas, Buyer and Seller have previously entered into the Second Amended and Restated Agreement for Fine Paper Supply, effective July 1, 2000, which has been amended by Amendment No. 1, effective May 23, 2002, Amendment No. 2, effective January 1, 2003, Amendment No. 3, effective August 11, 2003, Amendment No. 4, effective January 1, 2004 and Amendment No. 5, effective December 15, 2004 (as amended, the “Agreement”);

                Whereas, Buyer and Seller have also previously entered into the Amended and Restated Addendum to Fine Papers Supply Agreement, effective July 1, 2000, amended by Amendment No. 1, effective August 4, 2000, Amendment No. 2, effective January 25, 2001, Amendment No. 3, effective September 26, 2001, and Amendment No. 4, effective September 12, 2002 (as amended, the “Addendum”).

                Whereas, Buyer and Seller now wish to further amend the Addendum as provided herein.

Now therefore, in consideration of the promises exchanged herein and other good and valuable consideration, the receipt and sufficiency of which the parties acknowledge, Buyer and Seller agree as follows:

1.             Definitions.  Except as expressly provided herein, all capitalized terms used herein shall have the meanings assigned to them in the Addendum.

2.             Section 3.5.2.2 of the Addendum, ***, is hereby deleted in its entirety.

3.             Section 3.5.2.5 of the Addendum, ***, is hereby deleted in its entirety.

4.             Section 3.5.2.9 of the Addendum, ***, is hereby deleted in its entirety.

5.             Section 3.5.2.17 of the Addendum, ***, is hereby deleted in its entirety.

***  Confidential material appearing in this document has been omitted and filed separately with the Securities and Exchange Commission in accordance with Rule 24 b-2, promulgated under the Securities and Exchange Act of 1934, as amended.  Omitted information has been replaced with asterisks.

6.             Section 3.5.3.1 of the Addendum, ***, is hereby deleted in its entirety and replaced with the following revised Section 3.5.3.1:

3.5.3.1          ***

7.             For all Banded Cigarette Papers delivered between *** and the effective date of this Amendment No. 5, Seller shall recalculate the Prices for all such Banded Cigarette Papers using the *** set forth in Section 3.5.3.1.1 above.  No later than 30 days following the effective date of this Amendment No. 5, Seller shall provide Buyer with a computation of the aggregate difference, if any, between the original Prices actually paid by Buyer for such Banded Cigarette Papers, and the recalculated Prices.  If the aggregate of the Prices actually paid by Buyer is less than the recalculated Prices, Buyer shall remit the difference to Seller within 30 days of receipt of Seller’s computation.  If the aggregate of the Prices actually paid by Buyer is greater than the recalculated Invoice Prices, Seller shall rebate the difference to Buyer within 30 days of the date of Seller’s computation.

8.             Section 3.5.3.7 of the Addendum, ***, is hereby deleted in its entirety.

9.             Section 3.5.10 of the Addendum, ***, shall be deleted in its entirety.

10.           Section 3.6.2 of the Addendum shall be deleted in its entirety and replaced with the following:

3.6.2  ***

11.           Section 4.3.3 of the Addendum shall be deleted in its entirety, and replaced with the following:

4.3.3.  ***

12.           The Parties acknowledge that Seller has installed and is using new slitting machines (the “Optima Slitters”) in its slitting and finished materials handling departments at the Mill.  Seller is currently undergoing an optimization of the Mill which includes the potential, eventual elimination of its older slitting machines (the “Dusenbery Slitters”).  ***

13.           Other Provisions Unchanged.  All other provisions of the Addendum shall remain unchanged.

14.           Separate Counterparts.  This Amendment No. 5 may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures were upon the same instrument.

15.           Entire Agreement.  The Addendum and this Amendment No. 5 constitute the entire agreement between the parties regarding the subject matter contained herein.

                IN WITNESS WHEREOF, the parties have caused their duly authorized representatives to sign this Amendment No. 5, intending that the parties should be bound thereby.

PHILIP MORRIS USA INC.		SCHWEITZER-MAUDUIT INTERNATIONAL, INC.
By:	/s/ CRAIG E. STARIHA	By:	/s/ PETER J. THOMPSON

Name: Craig E. Stariha		Name: Peter J. Thompson
Title: Director, Purchasing		Title: President — U.S. Operations